UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive

Fremont, California  94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (510) 683-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 27, 2007, AXT, Inc., a Delaware corporation, issued a press release announcing the appointment of Mr. Chia-li Wei as Chief Technology Officer effective December 1, 2007.  Mr. Wei will report to Dr. Phil C.S. Yin, chairman and chief executive officer.

The press release is furnished as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 28, 2007, AXT, Inc., a Delaware corporation, issued a press release announcing the adoption of 10b5-1 Plan by Dr. Morris Young, Founder and Director.  Under the trading Plan, during the seventeen month period commencing on December 1, 2007, Dr. Young plans to sell up to 700,000 shares of AXT common stock in open market transactions.

The press release is furnished as exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Press release dated November 27, 2007.

99.2                           Press release dated November 28, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: November 28, 2007	By:	/s/ WILSON W. CHEUNG
Wilson W. Cheung
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 27, 2007.
99.2	Press release dated November 28, 2007.